UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2006
RCN Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-16805 (Commission File Number)	22-3498533 (I.R.S. Employer Identification No.)
196 Van Buren Street
Herndon, VA 20170
(Address of principal executive offices, including zip code)
(703) 434-8200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K was previously filed by RCN Corporation with the Securities and Exchange Commission on August 9, 2006. RCN Corporation is re-filing this Current Report on Form 8-K to provide the exhibits in HTML format. Except for this formatting change (and this Explanatory Note), this filing and the filing made on August 9, 2006 are identical.
Item 2.02 Results of Operations and Financial Condition.
     On August 9, 2006, RCN Corporation (collectively, with its direct and indirect subsidiaries, “RCN”), announced its financial results for the quarter ended June 30, 2006. A copy of the press release containing the announcement is included as Exhibit 99.1 to this report and is incorporated herein by reference. RCN does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 7.01. Regulation FD Disclosure.
     RCN prepared a slide presentation in connection with RCN’s earnings release for the second quarter of 2006. A copy of the slide presentation is included as Exhibit 99.2 to this report and is incorporated herein by reference. RCN does not intend for this Item 7.01 or Exhibit 99.2 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

99.1	RCN Corporation Earnings Press Release dated August 9, 2006.

99.2	RCN Corporation Slide Presentation dated August 9, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION
By:	/s/ Peter D. Acquino
	Name:	Peter D. Aquino
	Title:	President and Chief Executive Officer

Date: August 9, 2006